Exhibit 99.1

Akerna Announces Financial Results for the Quarter Ended December 31, 2020

Software revenue up 38%, total revenue up 24% year-over-year

DENVER, March 22, 2021 -- Akerna (Nasdaq: KERN), an enterprise software, leading compliance technology provider and developer of the cannabis industry's first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), today reported its unaudited financial results for the quarter ended December 31, 2020.

“In the December quarter we delivered strong financial results, with 38 percent software growth year over year and 36 percent sequential improvement in adjusted EBITDA,” said Jessica Billingsley, CEO of Akerna. “With the recent announced plans to acquire Viridian, we continue to bolster the strength of our channel connections with existing ERP providers. As we prepare for a post-legalization landscape and the industry continues to consolidate and mature, we firmly believe enterprise capabilities, including comprehensive compliance solutions and financial reporting integrations, will become increasingly important to the future leaders of the cannabis industry.”

Quarter Ended December 31, 2020 Financial Highlights

•	Software revenue was $3.4 million, up 38% year over year
•	Total revenue was $4.1 million, up 24% year over year
•	Gross profit was $2.7 million, up 60% year over year
•	Net loss was $12.2 million compared to a net loss of $3.8 million for the quarter ended December 31, 2019
•	Adjusted EBITDA was ($1.9 million) compared to ($2.7 million) for the quarter ended December 31, 2019
•	Cash was $17.8 million as of December 31, 2020

See "Explanation of Non-GAAP Financial Measures" below

Quarter Ended December 31, 2020 Key Metrics

•	Total SaaS ARR of $13.8 million, up 42% year over year
•	Average new MJ Platform order up 52% year over year
•	MJ Platform transaction volume up 63% year over year
•	Retail order volume up 56% year over year
•	Retail order value up 105% year over year
•	New Bookings ARR of $0.8 million

Quarter Ended December 31, 2020 Operational Highlights

•	Akerna Launches MJ Retail Point of Sale Solution
•	November elections open five new markets for Akerna products and services
•	Transitioned to fully remote workforce, closed offices and lowered operating costs
•	Closed $12 million public offering of common stock
•	Transitioned fiscal year-end to December 31

Conference Call Details

Akerna will host a conference call tomorrow, Tuesday, March 23, 2021, at 8:30 a.m. Eastern Time to discuss its financial results and business highlights. A question-and-answer session will follow prepared remarks.

Interested parties may listen to the call by dialing:

Toll-Free: 1-877-407-3982

Toll / International: 1-201-493-6780

Conference ID: 13717601

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Akerna's website, https://ir.akerna.com/

To be included on the Company's email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. The company's cornerstone technology, MJ Platform, the world's leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators.

For more information, visit https://www.akerna.com/.

Investor Contacts

Sapphire Investor Relations, LLC

Erica Mannion or Michael Funari

(617) 542-6180

IR@akerna.com

Forward Looking Statements

Certain statements made in this release are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding our preparation for a potential post-legalization landscape, our believe enterprise capabilities, including comprehensive compliance solutions and financial reporting integrations, will become increasingly important to the future leaders of the cannabis industry and the timing for management's conference call in relation to our quarterly results. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna's ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna's filings with the U.S. Securities and Exchange Commission, including those under "Risk Factors" therein. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna's industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Explanation of Non-GAAP Financial Measures:

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA

We believe that Adjusted EBITDA, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance and allows for comparison of our performance and credit strength to our peers. Adjusted EBITDA should not be considered alternatives to net loss as determined in accordance with GAAP as indicators of our performance or liquidity.

We define EBITDA as net loss before interest expense, provision for income taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items for the reasons set forth below:

•	Impairment of long-lived assets, because it’s a non-cash, non-recurring item, which effects the comparability of results of operations and liquidity;

•	Stock-based compensation expense, because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity;

•	Cost incurred in connection with business combinations that are required to be expensed as incurred in accordance with GAAP, because business combination related costs are specific to the complexity and size of the underlying transactions as well as the frequency of our acquisition activity these costs are not reflective of our ongoing operations

•	Costs incurred in connection with debt issuance when we elect the fair value option to account for the debt instrument because if we had not elected the fair value option such costs would be recognized as an adjustment to the effective interest and excluded from EBITDA

•	Restructuring costs because we believe these costs are not representative of operating performance;

•	Equity in earnings (losses) of investees because our share of the operations of investees is not representative of our own operating performance and may not be monetized for a number of years; and

•	Other non-operating expenses which includes a one-time gain on asset sale, which effects the comparability of results of operations and liquidity;

Related Non-GAAP Expense Measure

We reference in our earnings call non-GAAP Operating Expenses. We believe that this non-GAAP financial measure, when considered with the financial statements determined in accordance with GAAP, is helpful to management and investors in understanding our performance quarter over quarter and to the comparable quarter in our prior fiscal year by excluding the same items we exclude from EBITDA to derive Adjusted EBITDA that are included in GAAP operating expenses, as set forth above (impairment of long-lived assets, stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance, restructuring costs and certain other non-operating expenses, as described above) for the same reasons stated above-- principally, that these expenses are not, in management’s opinion, easily comparable across reporting periods, are not reflective of ongoing operations and/or are not representative of our operating performance.

We define non-GAAP Operating Expenses, as GAAP Operating Expenses, excluding impairment of long-lived assets, stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance and restructuring costs.

This non-GAAP expense measure should not be considered an alternative to the corresponding GAAP financial measure as determined in accordance with GAAP as an indicator of our performance or liquidity. Please review the tables provided below, for a reconciliation of this non-GAAP expense measure to the corresponding GAAP financial measure.

Akerna Corp.

Consolidated Balance Sheet

As of December 31, 2020, June 30, 2020 and 2019

	December 31	June 30	June 30
	2020	2020	2019
	(unaudited)
Assets
Current assets
Cash	$17,840,640	$24,155,828	$21,867,289
Restricted cash	500,000	500,000	500,000
Accounts receivable, net	1,753,547	1,861,534	1,257,274
Prepaid expenses & other current assets	2,458,727	1,215,341	577,674
Total current assets	22,552,914	27,732,703	24,202,237

Fixed assets, net	1,193,433	131,095	-
Investment, net	233,665	246,308	-
Capitalized software, net	3,925,738	2,629,304	-
Intangible assets, net	7,388,795	7,493,975	-
Goodwill	41,874,527	20,254,309	-
Other noncurrent assets	-	41,925	-
Total assets	$77,169,072	$58,529,619	$24,202,237

Liabilities and stockholders' equity
Current liabilities
Accounts Payable, accrued expenses and other current liabilities	$3,188,575	$4,861,928	$1,818,116
Contingent consideration payable	-	389,000	-
Deferred revenue	843,900	368,685	624,387
Current portion of long-term debt	11,707,363	6,135,364	-
Total current liabilities	15,739,838	11,754,977	2,442,503

Long-term debt, noncurrent	3,895,237	10,200,236	-
Total liabilities	$19,635,075	$21,955,213	$2,442,503

Stockholders' equity
Preferred stock	-	-	-
Exchangeable preferred stock	20,405,219	-	-
Common stock	1,990	1,321	1,059
Additional paid-in capital	95,090,883	72,906,924	47,325,421
Accumulated other comprehensive (loss) income	(91,496)	63,000	-
Accumulated deficit	(57,872,599)	(41,101,091)	(25,566,746)
Total stockholders' equity	$57,533,997	$31,870,154	$21,759,734
Noncontrolling interests in consolidated subsidiary	-	4,704,252	-
Total stockholders’ equity	57,533,997	36,574,406	21,759,734
Liabilities and stockholders' equity	$77,169,072	$58,529,619	$24,202,237

Akerna Corp.

Consolidated Statement of Operations

For the three months and six months ended December 31, 2020 and 2019, and years ended June 30, 2020 and 2019

	Three Months Ended December 31		Six Months Ended December 31		Year Ended June 30
	2020	2019	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue
Software	$3,443,392	$2,498,174	$6,766,985	$4,802,654	$9,976,580	$8,256,492
Consulting	583,512	725,000	916,099	1,556,363	2,379,947	2,307,129
Other revenue	83,876	83,029	141,700	140,076	216,749	259,496
Total Revenue	4,110,780	3,306,203	7,824,784	6,499,093	12,573,276	10,823,117

Cost of revenue	1,401,103	1,615,239	3,141,041	2,994,940	6,209,724	4,633,844
Gross profit	2,709,677	1,690,964	4,683,743	3,504,153	6,363,552	6,189,273

Total Operating expenses
Product development	1,407,262	623,501	3,166,088	1,234,403	3,206,310	5,565,097
Sales and marketing	1,830,526	2,132,004	3,928,028	3,725,012	7,792,480	7,498,114
General and administrative	1,964,880	2,664,400	4,435,067	4,655,207	11,320,715	5,638,408
Depreciation and amortization	836,215	86,768	2,007,237	104,667	1,315,898	-
Impairment of long-lived assets	6,887,000	-	6,887,000	-	-	-
Total operating expenses	12,925,883	5,506,673	20,423,420	9,719,289	23,635,403	18,701,619

Loss from operations	(10,216,206)	(3,815,709)	(15,739,677)	(6,215,136)	(17,271,851)	(12,512,346)

Other income (expense)
Interest income (expense)	(189,397)	51,857	(193,084)	125,239	156,678	91,239
Change in fair value of convertible notes	(1,739,273)	-	(961,273)	-	766,000	-
Other expense	(59,272)	157	(59,272)	(130)	(254)	17,892
Total other income (expense)	(1,987,942)	52,014	(1,213,629)	125,109	922,424	109,131

Net loss before income tax expense	(12,204,148)	(3,763,695)	(16,953,306)	(6,090,027)	(16,349,427)	(12,403,215)

Income tax expense	(200)	-	(200)	-	(30,985)	-
Equity in losses of investee	(11,109)	-	(12,643)	-	(3,692)	-
Net Loss	(12,215,457)	(3,763,695)	(16,966,149)	(6,090,027)	(16,384,104)	(12,403,215)

Net loss attributable to noncontrolling interest in consolidated subsidiary	-	-	8,815	-	849,759	-
Net loss attributable to Akerna shareholders	$(12,215,457)	$(3,763,695)	$(16,957,333)	$(6,090,027)	$(15,534,345)	$(12,403,215)

Basic and diluted weighted average common shares outstanding	18,138,921	10,958,772	16,056,030	10,918,942	11,860,212	6,045,382
	$(0.67)	$(0.34)	$(1.06)	$(0.56)	$(1.31)	$(2.05)

Akerna Corp.

Consolidated Statement of Cash Flows

For the six months ended December 31, 2020, and year ended June 30, 2020 and 2019

	Six Months Ended December 31	Year Ended June 30
	2020	2020	2019
	(unaudited)
Cash flows from operating activities
Net Loss	$(16,966,149)	$(16,384,104)	$(12,403,215)
Adjustment to reconcile net loss to net cash used in operating activities
Bad debt expense	72,832	1,094,507	345,941
Stock-based compensation expense	1,197,589	1,166,130	3,884,111
Depreciation and amortization	2,007,237	1,315,898	-
Impairment of long-lived asset	6,887,000	-	-
Non-cash interest expense	32,732	-	-
Equity in losses of investee	12,643	3,692	-
Gain on sale of fixed asset	84,835	-	-
Debt issuance costs classified as financing	-	1,177,390	-
Change in fair value of convertible notes	961,272	(766,000)	-
Change in fair value of contingent consideration	(993,000)	(998,000)	-
Changes in operating assets and liabilities:
Accounts receivable	1,008,775	(1,621,262)	(1,572,889)
Prepaid expenses and other current assets	(460,964)	(592,807)	(351,144)
Other assets	81,924	(58,925)	-
Accounts payable and accrued liabilities	(2,749,766)	1,602,751	893,845
Deferred revenue	(94,088)	(286,922)	154,756
Net cash used in operating activities	(8,917,128)	(14,347,652)	(9,048,595)

Cash flows from investing activities
Developed software additions	(1,847,710)	(3,102,728)	-
Furniture, fixtures and equipment additions	(12,203)	(156,636)	-
Cash paid for business combinations, net of cash acquired	(5,067,740)	(88,720)	-
Investment in equity method investee	-	(250,000)	-
Cash received in connection with reverse merger	-	-	18,843,483
Net Cash provided by investing activities	(6,927,653)	(3,598,084)	18,843,483

Cash flows from financing activities
Proceeds from the issuance of long-term debt	-	17,164,600	-
Payments on debt	(1,500,000)	-	-
Cash paid for debt issuance costs	-	(1,177,390)	-
Proceeds from the exercise of warrants	-	4,247,065	-
Proceeds from the issuance of common stock	11,032,380	-	10,000,000
Net cash provided by financing activities	9,532,380	20,234,275	10,000,000

Effect of exchange rate changes on cash and restricted cash	(2,787)	-	-
Net (decrease) increase in cash and restricted cash	$(6,315,188)	$2,288,539	$19,794,888

Cash and restricted cash, beginning of period	24,655,828	22,367,289	2,572,401

Cash and restricted cash, end of period	$18,340,640	$24,655,828	$22,367,289

Cash paid for taxes	$-	$-	$-
Cash paid for interest	$150,000	$-	$-

Akerna Corp.

Earnings Before Interest, Taxes, Depreciation and Amortization, and Adjusted EBITDA

For the three months and six months ended December 31, 2020 and 2019, and years ended June 30, 2020 and 2019

The reconciliation of net income to EBITDA and Adjusted EBITDA is as follows:

(unaudited)

	Three Months Ended December 31		Six Months Ended December 31		Year Ended June 30
	2020	2019	2020	2019	2020	2019

Net Loss	$(12,215,457)	$(3,763,695)	$(16,966,149)	$(6,090,027)	$(16,384,104)	$(12,403,215)

Interest (income) expense and change in fair value of convertible notes	1,928,670	(51,857)	1,154,356	(125,239)	(922,678)	(91,239)
Depreciation and amortization	836,215	86,768	2,007,237	104,667	1,315,898	-
Income tax provision	200	-	200	-	30,985	-
EBITDA	$(9,450,372)	$(3,728,784)	$(13,804,355)	$(6,110,599)	$(15,959,899)	$(12,494,454)

Impairment of long-lived assets	6,887,000	-	6,887,000	-	-	-
Stock-based compensation expense	516,170	331,485	1,197,589	492,650	1,166,130	3,884,110
Business combination and merger related costs	142,639	733,867	1,094,503	733,867	2,979,228	1,080,870
Debt issuance costs related to fair value option debt instruments	96,427	-	139,594	-	1,177,390	-
Restructuring charges	421,957	-	490,146	-	-	-
Changes in fair value of contingent consideration	(604,000)	-	(993,000)	-	(998,000)	-
Equity in losses of investee	11,109	-	12,643	-	3,692	-
Other non-operating expenses	59,272	(157)	59,272	130	-	-
Adjusted EBITDA	$(1,919,798)	$(2,663,589)	$(4,916,607)	$(4,883,952)	$(11,631,459)	$(7,529,474)

Akerna Corp.

The reconciliation of operating expenses to non-GAAP operating expenses is as follows:

(unaudited)

	Three Months Ended December 31		Six Months Ended December 31		Year Ended June 30
	2020	2019	2020	2019	2020	2019

Operating expenses	$12,925,883	$5,506,673	$20,423,420	$9,719,289	$23,635,403	$18,701,619

Adjustments:
Depreciation and amortization	836,215	86,768	2,007,237	104,667	1,315,898	-
Impairment of long-lived assets	6,887,000	-	6,887,000	-	-	-
Stock-based compensation expense	474,196	331,485	1,137,905	492,650	1,166,130	3,884,110
Business combination and merger related costs	142,639	733,867	1,094,503	733,867	2,979,228	1,080,870
Debt issuance costs related to fair value option debt instruments	96,427	-	139,594	-	1,177,390	-
Restructuring charges	421,957	-	490,146	-	-	-
Changes in fair value of contingent consideration	(604,000)	-	(993,000)	-	(998,000)	-
Non-GAAP operating expenses	$4,671,449	$4,354,553	$9,660,035	$8,388,105	$17,994,757	$13,736,639